Exhibit 99.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 17, 2006 with reference to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

The Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 10.01 of the Credit Agreement, agree to amend the Credit Agreement as follows:

1.             Section 1.01 - Defined Terms. The following defined terms set forth in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“‘Grace Capital Project’ means the maintenance and improvement of the Grace Assets during the first twenty four months following the consummation of the Grace Asset Purchase.”

“‘Letter of Credit Sublimit’ means an amount equal to the lesser of (a) $25,000,000 or (b) the Aggregate Revolving Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.”

“‘Significant Capital Project’ means each capital project hereafter commenced by Borrower or any of its Subsidiaries having an associated Capital Expenditures budget which is in excess of $50,000,000, provided, however, that neither the Grace Capital Project nor the Terrible’s Expansion Project shall be deemed to be “Significant Capital Project.”

2.             Section 6.01(d) – Delete Quarterly Profit and Loss Statements for Terrible’s Hotel and Casio. Section 6.01(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(d)        Intentionally Omitted.”

3.             Section 7.12 – Senior Debt to EBITDA Ratio. Section 7.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“7.12      Senior Debt to EBITDA Ratio. Permit the Senior Debt to EBITDA Ratio as of the last day of any Fiscal Quarter to exceed 2.75:1.00.”

4.             Sections 7.15(b) and (c) – Capital Expenditures. Sections 7.15(b) and (c) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“(b)        Maintenance Capital Expenditures made during any Fiscal Year in an aggregate principal amount not to exceed 7% of the gross revenues of Borrower and its Subsidiaries during the immediately preceding Fiscal Year;

(c)          Growth Capital Expenditures in an aggregate principal amount not to exceed $150,000,000 during the term of this Agreement, provided that all Growth Capital Expenditures associated with the Terrible’s Expansion Project, whether incurred before or after the Effective Date, shall be included in determining compliance with this provision; and”

5.             Section 8.01(h) – Judgments. Section 8.01(h) is hereby amended and restated to read in its entirety as follows:

“(h). There is entered against the Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding $20,000,000 to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 20 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or”

6.             Representations and Warranties. Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Giving effect to the execution and delivery of this Amendment, no Default or Event of Default has occurred and remains continuing; and

(b)           Each of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct as of the date of this Amendment (other than those representations which relate solely to a prior date, each of which was true as of that date).

7.             Conditions; Effectiveness.  The effectiveness of this Amendment shall be subject to the conditions precedent that, on or before the effective date of this Amendment:

(a)          The Administrative Agent shall have received this Amendment executed by the Borrower;

(b)          The Administrative Agent shall have received a written consent hereto from the Borrower’s Subsidiaries in the form of Exhibit “A” hereto; and

(c)          The Administrative Agent shall have received written consent of the Requisite Lenders as required under Section 10.01 of the Credit Agreement in the form of Exhibit “B” hereto.

8.             Effectiveness of the Credit Agreement.  Except as hereby expressly amended, the Credit Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects.

9.             Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

HERBST GAMING, INC., a Nevada corporation,
as Borrower

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

BANK OF AMERICA, N.A.,
as Administrative Agent and L/C Issuer

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Assistant Vice President

Exhibit A to Amendment

CONSENT OF GUARANTORS

This Consent of Guarantors is delivered with reference to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended by an Amendment No. 1 to Amended and Restated Loan Agreement dated as of August 20, 2005, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A. as Administrative Agent (“Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

Reference is hereby made to the various guaranties each dated as of June 10, 2004 made by Market Gaming, Inc., a Nevada corporation, Flamingo Paradise Gaming, LLC, a Nevada limited liability company, E-T-T, Inc., a Nevada corporation, E-T-T Enterprises L.L.C., a Nevada limited liability company, Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, Corral Country Coin, Inc., a Nevada corporation, HGI – St. Jo, a Nevada corporation, HGI – Lakeside, a Nevada corporation and HGI – Mark Twain, a Nevada (as amended, collectively, the “Guarantees” and each individually, a “Guarantee”). The undersigned consent to and approve the Borrower’s execution and delivery of the attached Amendment No. 2 to Amended and Restated Credit Agreement (the “Amendment”), (ii) agree that such Amendment does not and shall not limit or diminish in any manner the obligations of the undersigned under their respective Guarantee and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Consent of Guarantors, (iii) reaffirm the Guarantees, and (iv) agree that the Guarantees remain in full force and effect and are hereby ratified and confirmed.

MARKET GAMING, INC.,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

FLAMINGO PARADISE GAMING, LLC,
a Nevada limited liability company

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

E-T-T, INC.,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

E-T-T ENTERPRISES L.L.C.,
a Nevada limited liability company

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

CARDIVAN COMPANY,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

CORRAL COIN, INC.,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

CORRAL COUNTRY COIN, INC.,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

HGI – ST. JO,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

HGI – LAKESIDE,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

HGI – MARK TWAIN,
a Nevada corporation

By:	/s/ Ed Herbst
Name:	Ed Herbst
Title:	President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 10, 2006.

BANK OF AMERICA, N.A.

By:	Peter J. Vitale

Title:	Senior Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 7, 2006.

BANK OF SCOTLAND

By:	Joseph Fratus

Title:	First Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 13, 2006.

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By:	/s/ Katie Saunders

Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 9, 2006.

COMERICA WEST INCORPORATED

By:	Bryan C. Camden

Title:	Corporate Banking Officer

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

EATON VANCE CDO VIII, LTD.
BY: EATON VANCE MANAGEMENT,
AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof

Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

EATON VANCE CDO VI, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

EATON VANCE INSTITUTIONAL SENIOR LOAN
FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

GRAYSON & CO
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 10, 2006.

LEHMAN COMMERCIAL PAPER INC.

	By:	Diane Albanese

	Title:	Authorized Signatory

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

THE NORINOCHUKIN BANK, NEW YORK BRANCH
THROUGH STATE STREET BANK AND TRUST
COMPANY, N.A., AS FIDUCIARY CUSTODIAN
BY: EATON VANCE MANAGEMENT, ATTORNEY-IN-
FACT

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 7, 2006.

SENIOR DEBT PORTFOLIO
BY: BOSTON MANAGEMENT AND RESEARCH

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 17, 2006.

TOLLI & CO.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

	By:	/s/ Michael B. Botthof

	Title:	Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 10, 2006.

U.S. BANK NATIONAL ASSOCIATION

	By:	Denette Corrales

	Title:	Senior Vice President

Exhibit B to Amendment

CONSENT OF LENDER

Reference is hereby made to the Amended and Restated Credit Agreement dated as of October 8, 2004 (as heretofore amended, and as may from time to time be extended, modified, renewed, restated, supplemented or amended, the “Credit Agreement”), among Herbst Gaming, Inc., a Nevada corporation (the “Borrower”), the lenders party thereto (collectively, the “Lenders”) and Bank of America, N.A. as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

The undersigned Lender hereby consents to the execution and delivery of an Amendment No. 2 to Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated as of March 9, 2006.

WELLS FARGO BANK, N.A.

	By:	/s/ Peitty Chau

	Title:	Vice President